Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 29 - Subsequent Events
On December 28, 2021, the Company conducted a private placement of $30 million by issuing 13,333,333 common shares at a subscription price of $2.25 per common share. On January 31, 2022, the equity offering was settled and the Company's issued share capital was increased by $1.3 million to $15.1 million, divided into 150,551,508 common shares with a nominal value of $0.10 per common share.

During March 2022, we sold 1,521,944 shares under our ATM program, raising gross proceeds of $5.2 million. The Company's issued share capital following this issuance is 152,073,452 common shares.
In connection with the December 2021 agreement in principle with our shipyard creditors, the Company needed certain approvals and waivers from its other secured creditors. As part of the consents obtained, the Company entered into a consent letter pursuant to which it undertook to negotiate and use its best efforts to (i) agree a binding lock-up and refinancing agreement in relation to the Syndicated Facility, New Bridge Facility and the Convertible Bonds by no later than March 31, 2022, and (ii) implement and complete a refinancing of the Syndicated Facility, New Bridge Facility and the Convertible Bonds by no later than June 30, 2022. The Company and the relevant creditors did not agree a binding lock-up and refinancing agreement in relation to the Syndicated Facility, New Bridge Facility and the Convertible Bonds by March 31, 2022 and, in April 2022, the Company received correspondence on behalf of a group of lenders under the Syndicated Facility and New Bridge Facility asserting those lenders' opinion that the Company had failed to comply with its obligation under the consent letter, and further asserting that a failure to comply with the consent letter constitutes a default under those facilities and reserving those lenders' rights in respect of the asserted non-compliance.
Although a binding lock-up and refinancing agreement was not agreed by March 31, 2022, the Company is of the opinion that it had used its best efforts to reach an agreement by that date and accordingly it has complied with its obligations, and therefore disagrees with those lenders' opinion. Further, the correspondence received from the lenders as described above does not constitute a default notice and the Company has not received any notice from the Facility Agent in this respect. In accordance with the terms of the facility agreement, the Facility Agent is the only party who has the authority to deliver notices on behalf of the syndicate and the facility agreement requires instruction from holders of two thirds (2/3) of loans to require the Facility Agent to deliver a default notice, which the group serving the reservation of rights currently does not have. The Company remains in discussions with relevant creditors with a view to reaching a binding agreement on a refinancing or amendment of all such arrangements by June 30, 2022.